SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 21, 2015

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 21, 2015, the Board of Directors and shareholders of the Company amended the Company’s Restated Certificate of Incorporation to delete the provision on business combinations with interested shareholders.

The foregoing description is qualified in its entirety by reference to the amendment to the Restated Certificate of Incorporation approved by the Board and the shareholders, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

American Electric Power Company, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on April 21, 2015 in Columbus, Ohio. At the Annual Meeting, the shareholders approved six proposals and disapproved one.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected twelve individuals to the Board of Directors (the “Board”) as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas K. Akins	311,636,034	14,961,083	5,204,642	88,393,276
David J. Anderson	326,885,007	3,275,418	1,641,214	88,393,276
J. Barnie Beasley, Jr.	328,809,836	1,360,784	1,630,367	88,393,276
Ralph D. Crosby, Jr.	328,207,651	1,880,663	1,713,445	88,393,276
Linda A. Goodspeed	328,437,887	1,728,913	1,634,810	88,393,276
Thomas E. Hoaglin	323,174,574	6,219,087	2,408,077	88,393,276
Sandra Beach Lin	328,053,446	2,150,655	1,597,658	88,393,276
Richard C. Notebaert	327,305,524	2,803,308	1,692,926	88,393,276
Lionel L. Nowell III	324,657,683	5,491,529	1,652,547	88,393,276
Stephen S. Rasmussen	327,712,154	2,419,970	1,669,235	88,393,276
Oliver G. Richard, III	328,398,542	1,766,527	1,636,690	88,393,276
Sara Martinez Tucker	325,423,440	4,791,828	1,586,491	88,393,276

Proposal 2

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
414,761,993	3,590,161	1,840,518

Proposal 3

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
314,563,914	14,017,547	3,218,399	88,393,276

Proposal 4

The Company’s shareholders approved the American Electric Power System 2015 Long-Term Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
311,191,023	17,774,633	2,835,855	88,393,276

Proposal 5

The Company’s shareholders approved an amendment to the Company’s Restated Certificate of Incorporation to eliminate Article 7, the provision on business combinations with interested shareholders, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
318,946,044	9,318,317	3,536,950	88,393,276

Proposal 6

The proposal to amend the Company’s Bylaws to reduce the two-thirds supermajority vote requirement in Section 16 to a majority vote was not adopted by the necessary vote as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
323,560,204	5,145,140	3,095,697	88,393,276

Proposal 7

The Company’s shareholders approved a shareholder proposal for proxy access as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
220,571,175	107,900,329	3,328,049	88,393,276

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of American Electric Power Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

April 22, 2015